Exhibit 10.1

EXECUTION VERSION

ELEVENTH AMENDMENT TO

LOAN AND SECURITY AGREEMENT,

EIGHTH AMENDMENT TO PLEDGE AGREEMENT AND

RATIFICATION OF GUARANTY

THIS ELEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT, EIGHTH AMENDMENT TO PLEDGE AGREEMENT AND RATIFICATION OF GUARANTY (this “Eleventh Amendment”) is made as of this 26th day of January, 2017 by and among REVOLUTION LIGHTING TECHNOLOGIES, INC., a Delaware corporation (“RLT”), LUMIFICIENT CORPORATION, a Minnesota corporation (“Lumificient”), LIGHTING INTEGRATION TECHNOLOGIES, LLC, a Delaware limited liability company (“LIT”), SEESMART TECHNOLOGIES, LLC, a Delaware limited liability company (“Seesmart Tech”), RELUME TECHNOLOGIES, INC., a Delaware corporation (“Relume”), TRI-STATE LED DE, LLC, a Delaware limited liability company (“Tri-State”), VALUE LIGHTING, LLC, a Delaware limited liability company (“Value Lighting”), ALL AROUND LIGHTING, L.L.C., a Texas limited liability company (“All Around”), ENERGY SOURCE, LLC, a Rhode Island limited liability company (“Energy Source”), REVOLUTION LIGHTING – E-LIGHTING, INC., a Delaware corporation (“RLT-E-Lighting”), SEESMART, INC., a Delaware corporation (“Seesmart”), and TNT ENERGY, LLC, a Massachusetts limited liability company (“TNT Energy”, and together with RLT, Lumificient, LIT, Seesmart Tech, Relume, Tri-State, Value Lighting, All Around, Energy Source, RLT-E-Lighting, and Seesmart, singly and collectively, jointly and severally, “Borrowers” and each a “Borrower”), the Guarantors party hereto (each a “Guarantor” and collectively, jointly and severally, the “Guarantors”; and, together with the Borrowers, each an “Obligor” and collectively, jointly and severally, the “Obligors”), and BANK OF AMERICA, N.A., a national banking association (“Lender”).

W I T N E S S E T H:

WHEREAS, the Obligors and the Lender are parties to a certain Loan and Security Agreement, dated as of August 20, 2014 (as amended, modified, supplemented or restated and in effect from time to time, collectively, the “Loan Agreement”).

WHEREAS, the Obligors and the Lender are parties to a certain Pledge Agreement, dated as of August 20, 2014 (as amended, modified, supplemented or restated and in effect from time to time, collectively, the “Pledge Agreement”).

WHEREAS, pursuant to the terms and conditions of that certain Guaranty, dated as of August 20, 2014, made by the Guarantors in favor of the Lender and the Secured Parties (as amended, supplemented, modified and in effect, collectively, the “Guaranty”), the Guarantors have guaranteed the Guaranteed Obligations of the Borrowers under the Loan Agreement and the other Loan Documents.

WHEREAS, the Obligors have requested that the Lender modify and amend certain terms and conditions of the Loan Agreement and the Pledge Agreement.

WHEREAS, the Lender is willing to so modify and amend certain terms and conditions of the Loan Agreement and the Pledge Agreement, subject to the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Obligors and the Lender agree as follows:

1. Capitalized Terms. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Loan Agreement.

2. Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:

(a)	The definition of “Applicable Margin” as contained in Section 1.1 of the Loan Agreement (Definitions) is hereby deleted in its entirety and the following substituted in its stead:

“Applicable Margin: the margin set forth below, as determined by the average daily Availability for the last Fiscal Quarter:

Level	Average Daily Availability		Base Rate Revolver Loans	LIBOR Revolver Loans
I	>	$12,000,000	1.50%	2.50%
II	<	$12,000,000	1.75%	2.75%

Until March 31, 2017, the margins shall be determined as if Level II were applicable. The margins shall be increased or decreased by Lender on the first day of the calendar month following each Fiscal Quarter end. If, Lender is unable to calculate average daily Availability for a Fiscal Quarter due to Borrowers’ failure to deliver any Borrowing Base Certificate when required hereunder, then, at the option of Lender, margins shall be determined as if Level II were applicable until the first day of the calendar month following its receipt.

Effective as of the Adjustment Date, the margins set forth above shall be reset as follows:

Level	Average Daily Availability		Base Rate Revolver Loans	LIBOR Revolver Loans
I	>	$12,000,000	1.25%	2.25%
II	<	$12,000,000	1.50%	2.50%

(b)	The definition of “Availability Reserve” as contained in Section 1.1 of the Loan Agreement (Definitions) is hereby deleted in its entirety and the following substituted in its stead:

“Availability Reserve: means the sum (without duplication) of (a) the Dilution Reserve; (b) the Rent and Charges Reserve; (c) the Bank Product Reserve; (d) the Aged A/P Reserve; and (d) such additional reserves, in such amounts and with respect to such matters, as Lender in its reasonable discretion may elect to impose from time to time.”

(c)	The definition of “Borrowers” as contained in Section 1.1 of the Loan Agreement (Definitions) is hereby deleted in its entirety and the following substituted in its stead:

“Borrowers: singly and collectively, jointly and severally, RLT, Lumificient, LIT, Seesmart Tech, Relume, Tri-State, Value Lighting, All Around, RLT-E-Lighting, Energy Source, Seesmart and TNT Energy.”

(d)	The definition of “Borrowing Base” as contained in Section 1.1 of the Loan Agreement (Definitions) is hereby deleted in its entirety and the following substituted in its stead:

“Borrowing Base: on any date of determination, an amount equal to the lesser of:

(a) the Revolver Commitment; or

(b) the sum of:

(i) 85% of the Value of Eligible Accounts; plus

(ii) without duplication of subclause (i) above, the lesser of (A) 85% of the Value of Designated Accounts, and (B) $5,500,000; plus

(iii) without duplication of subclause (i) above, the lesser of (A) 75% of the Value of Eligible Energy Source – TNT Energy Unbilled Accounts, and (B) $7,500,000; plus

(iv) the least of (A) 70% of the Value of Eligible Inventory, or (B) 85% of the NOLV Percentage of the Value of Eligible Inventory, or (C) $7,750,000; plus

(v) 100% of the current balance of the Pledged Cash Collateral; minus

(vi) the Availability Reserve.”

(e)	Subclause (a) of the definition of “Eligible Account” as contained in Section 1.1 of the Loan Agreement (Definitions) is hereby deleted in its entirety and the following substituted in its stead:

“(a) it is unpaid for more than 90 days after the original due date, or more than 120 days after the original invoice date;”

(f)	The definition of “Guarantors” as contained in Section 1.1 of the Loan Agreement (Definitions) is hereby deleted in its entirety and the following substituted in its stead:

“Guarantors: Sentinel, Value Lighting Houston, Break One, RLT-ES and TNT Holdco, and each Borrower as to each other Borrower, and each other Person that guarantees payment or performance of Obligations. Pledgor is also a non-recourse Guarantor to the extent set forth in Pledgor’s Guaranty dated as of the Third Amendment Effective Date.”

(g)	The definition of “Management Services Agreement” as contained in Section 1.1 of the Loan Agreement (Definitions) is hereby deleted in its entirety and the following substituted in its stead:

“Management Services Agreement: that certain Amended Management Services Agreement, dated as of January 5, 2017, by and between Aston and RLT.”

(h)	The definition of “Permitted Investment” as contained in Section 1.1 of the Loan Agreement (Definitions) is hereby deleted in its entirety and the following substituted in its stead:

“Permitted Investment: means an Investment so long as (i) before and after giving effect to such Investment, no Event of Default has occurred and is continuing, (ii) the aggregate amount of all Investments (including any Permitted Acquisitions) occurring after the Eleventh Amendment Effective Date shall not exceed $500,000, provided however any Permitted Investment which is financed with the proceeds of an Equity Issuance on terms and conditions satisfactory to Lender shall not be included in the cap of $500,000, (iii) the Borrower has certified to Lender in writing that after giving effect to such Investment, the Obligors shall be in pro forma compliance with the financial covenant set forth in Section 9.3 notwithstanding that a Covenant Trigger Event may not have occurred, and (iv) the Obligors comply with the provisions of Section 9.2.9.”

(i)	The definition of “Revolver Commitment” as contained in Section 1.1 of the Loan Agreement (Definitions) is hereby deleted in its entirety and the following substituted in its stead:

“Revolver Commitment: Lender’s obligation to make Revolver Loans and to issue Letters of Credit in an amount up to $50,000,000 in the aggregate.”

(j)	The definition of “Revolver Termination Date” as contained in Section 1.1 of the Loan Agreement (Definitions) is hereby deleted in its entirety and the following substituted in its stead:

“Revolver Termination Date: January 26, 2020.”

(k)	The definition of “Subordinated Debt” as contained in Section 1.1 of the Loan Agreement (Definitions) is hereby deleted in its entirety and the following substituted in its stead:

“Subordinated Debt: all of the indebtedness owed by any Obligor to any Person the repayment of which is subordinated to the repayment of the Obligations pursuant to the terms of a debt subordination agreement approved by Lender in its reasonable discretion. For sake of clarity, the DPI/Epiphany Debt, the Aston Debt, the Energy Source Debt, the TNT Debt and the LaPenta Reimbursement Debt constitute Subordinated Debt.”

(l)	The definition of “Unused Line Fee Rate” as contained in Section 1.1 of the Loan Agreement (Definitions) is hereby deleted in its entirety and the following substituted in its stead:

“Unused Line Fee Rate: a per annum rate equal to (a) 0.50%, if the average daily Availability was greater than or equal to $12,000,000 during the preceding Fiscal Quarter, or (b) 0.375%, if the average daily Availability was less than $12,000,000 during the preceding Fiscal Quarter; provided that upon the occurrence of the Adjustment Date, the Unused Line Fee Rate shall be reduced to a rate per annum rate equal to (a) 0.375%, if the average daily Availability was greater than or equal to $12,000,000 during the preceding Fiscal Quarter, or (b) 0.25%, if the average daily Availability was less than $12,000,000 during the preceding Fiscal Quarter.”

(m)	The definitions of (i) “All Around Payment Conditions”, (ii) “Energy Source Payment Conditions”, (iii) “RLT-E-Lighting Payment Conditions”, (iv) “TNT Payment Conditions”, (v) “Tri-State Earnout Payment Conditions” and (vi) “Value Lighting Earnout Payment Conditions”, all as contained in Section 1.1 of the Loan Agreement (Definitions), are hereby deleted in their entirety, and all references to such definitions in the Loan Agreement shall be replaced with the definition of “Eleventh Amendment Payment Conditions” in their stead.

(n)	The definition of “Availability Block” as contained in Section 1.1 of the Loan Agreement (Definitions) is hereby deleted in its entirety

(o)	The definition of “Senior Debt” as contained in Section 1.1 of the Loan Agreement (Definitions) is hereby deleted in its entirety.

(p)	The definition of “Senior Leverage Ratio” as contained in Section 1.1 of the Loan Agreement (Definitions) is hereby deleted in its entirety.

(q)	The provisions of Section 1.1 of the Loan Agreement (Definitions) are hereby amended by inserting the following new definitions in their applicable alphabetical orders:

“Adjustment Date: means the first day of the Fiscal Quarter following the Fiscal Quarter with respect to which the Lender receives the quarterly financial statements required by paragraph (b) of Exhibit E and the Compliance Certificate required by paragraph (d) of Exhibit E evidencing a Total Leverage Ratio calculated on a trailing twelve (12) month basis which is less than 3.0 : 1.0 for the immediately preceding Fiscal Quarter.”

“Aston 2016 Debt: means the unsecured Debt advanced by Aston to RLT on or about November 1, 2016 in the aggregate amount of $1,500,000, which Aston 2016 Debt shall be paid in full on the Eleventh Amendment Effective Date, including all interest due and payable thereon.”

“Covenant Trigger Event: means any of (i) the occurrence of an Event of Default or (ii) if at any time Availability is less than 12.5% of the lesser of (A) $5,000,000 and (B) the Borrowing Base. A Covenant Trigger Event shall continue (a) so long as an Event of Default is continuing and has not been cured or waived and (b) until the Availability is greater than 12.5% of the lesser of (A) $5,000,000 and (B) the Borrowing Base for a period of thirty (30) consecutive days.”

“Designated Accounts: means Accounts from time to time referenced in, and subject to, a written agreement by and among Borrower Agent and Lender.”

“Eleventh Amendment: means that certain Eleventh Amendment to Loan and Security Agreement, Eighth Amendment to Pledge Agreement, and Ratification to Guaranty, dated as of January 26, 2017, by and among the Obligors and the Lender.”

“Eleventh Amendment Effective Date: means January 26, 2017.”

“Eleventh Amendment Payment Conditions: means the following conditions with respect to any payment in cash:

(a) before and immediately after giving effect to such payment, no Event of Default shall have occurred and be continuing;

(b) for the thirty (30) consecutive days before and immediately after giving effect to such payment, Availability shall be no less than $10,000,000; and

(d) for the last day of the immediately-preceding Fiscal Quarter, and immediately after giving effect to such payment, the proforma Fixed Charge Coverage Ratio shall be at least 1.25 to 1.0 calculated on a trailing twelve (12) month basis.”

“Eligible Energy Source – TNT Energy Unbilled Accounts: means Accounts of Energy Source and/or TNT Energy (i) for which such Obligor intends to send a bill or invoice for the goods or services giving rise to such Accounts within ninety (90) days of the date of the applicable Borrowing Base Certificate, (ii) which would otherwise constitute an Eligible Account but for the fact that such Obligor has not sent a bill or invoice for the goods or services giving rise to such Account to the applicable Account Debtor and is noted on such Obligor’s balance sheet as being unbilled, and (iii) the eligibility of which to be billed within such period of ninety (90) days is not subject to completion of any further performance by such Obligor, all determined to the sole satisfaction of the Lender. For avoidance of doubt, if any Account included in the calculation of Eligible Energy Source – TNT Energy Unbilled Accounts on any Borrowing Base Certificate is not billed or invoiced within ninety (90) days of the date of the applicable Borrowing Base Certificate, such accounts shall immediately and without notice to any Obligor become ineligible.”

“LaPenta Reimbursement Agreement: means that certain Reimbursement Agreement, dated as of the Eleventh Amendment Effective Date, by and among the Pledgor and the Obligors.”

“LaPenta Reimbursement Debt: means the Debt of the Obligors to the Pledgor pursuant to the terms and conditions of the LaPenta Reimbursement Agreement.”

“TNT Debt Payment Conditions: means the following conditions with respect to any payment in cash of the TNT Debt:

(a) such payment cannot occur prior to November 1, 2017;

(b) before and immediately after giving effect to such payment, no Event of Default shall have occurred and be continuing;

(c) for the thirty (30) consecutive days before, and immediately after giving effect to such payment, Availability shall be no less than $7,500,000; and

(d) for the last day of the immediately-preceding Fiscal Quarter, and immediately after giving effect to such payment, the proforma Fixed Charge Coverage Ratio shall be at least 1.25 to 1.0 calculated on a trailing twelve (12) month basis.”

“Total Leverage Ratio: means the ratio of (a) total Debt to (b) EBITDA for RLT and its Subsidiaries; provided however for the purposes of calculating the Total Leverage Ratio, Debt shall exclude the LaPenta Reimbursement Debt.”

(r)	Section 9.1.1(b) of the Loan Agreement is hereby deleted in its entirety and the following substituted in its stead:

“(b) Reimburse Lender for all its charges, costs and expenses in connection with:

(i) examinations of any Obligor’s books and records or any other financial or Collateral matters as Lender deems appropriate, up to two (2) times per Loan Year; and appraisals of Inventory, up to two (2) times per Loan Year; provided that such examinations shall be reduced to one (1) time per Loan Year, and such appraisals shall be reduced to one (1) time per Loan Year, if at any time, Availability is greater than 25% of the lesser of (1) the Revolver Commitment or (2) the Borrowing Base for sixty (60) consecutive Business Days, and all prior examinations and appraisals have been satisfactory to the Lender, and

(ii) such examinations up to an additional one (1) time per Loan Year, and such appraisals up to an additional one (1) time per Loan Year, if at any time, Availability is less than the greater of (A) $5,000,000, and (B) 10% of the lesser of (1) the Revolver Commitment or (2) the Borrowing Base for three (3) consecutive Business Days; provided however, that if an examination or appraisal is initiated during a Default or Event of Default, all charges, costs and expenses therefor shall be reimbursed by Obligors without regard to such limits. Subject to and without limiting the foregoing, Obligors agree to pay Lender’s then standard charges for examination activities, including the standard charges of Lender’s internal examination and appraisal groups, as well as the charges of any third party used for such purposes.”

(s)	Subsection (e)(iii) of Section 9.2.7 (Restrictions on Payment of Certain Debt) of the Loan Agreement is hereby deleted in its entirety and the following substituted in its stead:

“(e) (iii) make regularly scheduled payments of principal, and prepayments of principal, on the Aston Debt, so long as the Borrower Agent has certified to Lender within five (5) Business Days prior to the making of such payments, that the Eleventh Amendment Payment Conditions have been and will, immediately after said payment, continue to be satisfied.”

(t)	Subsection (i) of Section 9.2.7 (Restrictions on Payment of Certain Debt) of the Loan Agreement is hereby deleted in its entirety and the following substituted in its stead:

“(i) any cash payments to Aston pursuant to the Management Services Agreement in an amount not to exceed $1,500,000 per year, unless the Borrower Agent has certified to Lender within five (5) Business Days prior to the making of such payment, that the Eleventh Amendment Payment Conditions have been and will, immediately after said payment, continue to be satisfied; provided however, the Borrower may pay compensation to Aston with shares of common stock of RLT as permitted by Section 2 of the Management Services Agreement as in effect as of the Eleventh Amendment Effective Date;”

(u)	Subsection (q) of Section 9.2.7 (Restrictions on Payment of Certain Debt) of the Loan Agreement is hereby deleted in its entirety and the following substituted in its stead:

“(q) the Energy Source Debt; provided that the Energy Source Debt may be paid in full from the proceeds of the Revolver Loans extended on the Eleventh Amendment Effective Date, if after giving effect to such payment, Availability shall be no less than $8,500,000;”

(v)	Subsection (w) of Section 9.2.7 (Restrictions on Payment of Certain Debt) of the Loan Agreement is hereby deleted in its entirety and the following substituted in its stead:

“(w) the TNT Debt in cash, unless the Borrower Agent has certified to Lender within five (5) Business Days prior to the making of such payment, that the TNT Debt Payment Conditions have been and will, immediately after said payment, continue to be satisfied;”

(w)	The following subsection (z) shall be added to the end of Section 9.2.7 (Restrictions on Payment of Certain Debt) of the Loan Agreement:

“(z) the Aston 2016 Debt; provided that the Aston 2016 Debt may be paid in full from the proceeds of the Revolver Loans extended on the Eleventh Amendment Effective Date, if after giving effect to such payment, Availability shall be no less than $8,500,000; and”

(x)	The following subsection (aa) shall be added to the end of Section 9.2.7 (Restrictions on Payment of Certain Debt) of the Loan Agreement:

“(aa) any cash payments under the LaPenta Reimbursement Agreement.”

(y)	Section 9.3. (Fixed Charge Coverage Ratio) of the Loan Agreement is hereby deleted in its entirety and the following substituted in its stead:

“9.3.1 Fixed Charge Coverage Ratio. Upon the occurrence of a Covenant Trigger Event (in which case the following covenants shall be immediately tested as of the most recently ended Fiscal Quarter), and for so long as a Covenant Trigger Event shall be continuing, maintain a Fixed Charge Coverage Ratio, tested as of the last day of each Fiscal Quarter, of 1.1 : 1.0, calculated on a trailing twelve (12) month basis.”

(z)	Section 9.3.2 (Senior Leverage Ratio) of the Loan Agreement is hereby deleted in its entirety and the following substituted in its stead:

“9.3.2 RESERVED”

(aa)	Section (a) of Exhibit F (Collateral Reporting) to the Loan Agreement is hereby deleted in its entirety and the following substituted in its stead:

“(a) (i) By the fifteenth (15th) day of each month, Borrowers shall deliver to Lender a Borrowing Base Certificate prepared as of the close of business of the previous month, provided that if a Default or Event of Default exists, or if Availability is at any time less than the greater of (i) $15,000,000, and (ii) 30% of the lesser of (A) the Revolver Commitment or (B) the Borrowing Base, Borrowers shall deliver to Lender, on the Wednesday of each week, a Borrowing Base Certificate prepared as of the close of business of the previous Friday for the then ending week, and (ii) at such other times as Lender may reasonably request. All calculations of Availability in any Borrowing Base Certificate shall originally be made by Borrowers and certified by a Senior Officer, provided that Lender may from time to time review and adjust any such calculation (a) to reflect its reasonable estimate of declines in value of any Collateral, due to collections received in the Dominion Account or otherwise; (b) to adjust advance rates to reflect changes in dilution, quality, mix and other factors affecting Collateral; and (c) to the extent the calculation is not made in accordance with this Agreement or does not accurately reflect the Availability Reserve.”

3. Amendments to Pledge Agreement. The existing Schedule III to the Pledge Agreement shall be deleted in its entirety, and the amended and restated Schedule III to the Pledge Agreement attached hereto as “Exhibit “A” shall substituted in its stead.

4. Ratification of Loan Documents. Except as specifically amended by this Eleventh Amendment, all of the terms and conditions of the Loan Agreement and of each of the other Loan Documents shall remain in full force and effect. The Obligors hereby ratify, confirm, and reaffirm all of the representations, warranties and covenants contained therein. Further, the Obligors warrant and represent that no Event of Default exists, and nothing contained herein shall be deemed to constitute a waiver by the Lender of any Event of Default which may nonetheless exist as of the date hereof.

5. Ratification of Guaranty. Except as specifically amended by this Eleventh Amendment, all of the terms and conditions of the Guaranty shall remain in full force and effect. Although not necessary to effectuate this Amendment, the Guarantors hereby ratify, confirm and reaffirm, all and singular, each of the terms and conditions of the Guaranty, and each of the warranties and representations made by the Guarantors in the Guaranty. The Guarantors acknowledge, confirm and agree that the Guaranteed Obligations include, without limitation, those arising under the Loan Agreement, as amended by this Amendment, and any future modifications, amendments, substitutions or renewals thereof.

6. Breach. Without limiting the provisions of the Loan Documents, a breach of any agreement, covenant, warranty, representation or certification of the Obligors under this Eleventh Amendment and/or the failure of the Obligors to perform its obligations under this Eleventh Amendment shall constitute an Event of Default under the Loan Agreement.

7. Waiver. Each Obligor acknowledges, confirms and agrees that it has no claims, counterclaims, offsets, defenses or causes of action against the Lender with respect to amounts outstanding under the Loan Agreement or otherwise. To the extent such claims, counterclaims, offsets, defenses and/or causes of actions should exist, whether known or unknown, at law or in equity, each Obligor hereby WAIVES same and RELEASES the Lender from any and all liability in connection therewith.

8. Conditions Precedent to Effectiveness. This Eleventh Amendment shall not be effective until each of the following conditions precedent has been fulfilled to the sole satisfaction of the Lender:

(a)	This Eleventh Amendment shall have been duly executed and delivered by the respective parties hereto, and shall be in full force and effect and shall be in form and substance satisfactory to the Lender.

(b)	All action on the part of the Obligors necessary for the valid execution, delivery and performance by the Obligors of this Eleventh Amendment and all other documentation, instruments, and agreements to be executed in connection herewith shall have been duly and effectively taken and evidence thereof satisfactory to the Lender shall have been provided to the Lender.

(c)	The Lender shall have received from the Obligors an amendment fee in the amount of One Hundred Twenty-Five Thousand Dollars ($125,000.00) (the “Amendment Fee”). The Amendment Fee shall be fully and irrevocably earned by the Lender upon execution of this Amendment, and is non-refundable to the Obligors.

(d)	After giving effect to the matters contemplated by this Eleventh Amendment, including, without limitation, the repayment in full of the Aston 2016 Debt and the Energy Source Debt, Availability shall not be less than $8,500,000.00.

(e)	The Lender shall have received from the Obligors written confirmation that the Aston 2016 Debt and the Energy Source Debt have been paid in full, in form and substance satisfactory to the Lender.

(f)	The Lender shall have received an Omnibus Officer’s and Member’s Certificate of duly authorized officers and members, as applicable, of each of the Obligors certifying (i) that the attached copies of such Obligor’s Organic Documents are true and complete, and in full force and effect, without amendment except as shown; (ii) that an attached copy of resolutions authorizing execution and delivery of the Eleventh Amendment and all documents referenced therein and related thereto are true and complete, and that such resolutions are in full force and effect, were duly adopted, have not been amended, modified or revoked, and constitute all resolutions adopted with respect to this credit facility; and (iii) to the title, name and signature of each Person authorized to sign such documents.

(g)	The Lender shall have received an executed written opinion of Lowenstein Sandler LLP with regard to the matters addressed in this Eleventh Amendment in form and substance satisfactory to the Lender.

(h)	The Lender shall have received fully-executed (as applicable) copies of all items set forth on the Lender’s closing checklist which has been provided to the Obligors.

(i)	The Obligors shall have executed and delivered to the Lender such additional documents, instruments, and agreements as the Lender may reasonably request.

(j)	In accordance with the terms and conditions of Loan Agreement, the Obligors shall pay to Lender (i) all costs and expenses of the Lender, including, without limitation, reasonable attorneys’ fees, in connection with the preparation, negotiation, execution and delivery of this Eleventh Amendment and all documents related thereto and/or associated therewith through and including January 25, 2017 in the amount of $37,270.40, and (ii) the outstanding attorneys’ fees due prior to the Eleventh Amendment Effective Date in the amount of $8,643.02.

9. Miscellaneous.

(a)	This Eleventh Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. Delivery of an executed signature page of this Eleventh Amendment (or any notice or agreement delivered pursuant to the terms hereof) by facsimile transmission or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof; provided that the Obligors shall deliver originals of all applicable documents referenced in this Eleventh Amendment by no later than three (3) Business Days after the Eleventh Amendment Effective Date.

(b)	This Eleventh Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

(c)	Any determination that any provision of this Eleventh Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Eleventh Amendment.

(d)	THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS ELEVENTH AMENDMENT AND ANY DISPUTE ARISING OUT OF THE RELATIONSHIP BETWEEN THE PARTIES HERETO, WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW).

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IN WITNESS WHEREOF, the parties have executed this Eleventh Amendment as a sealed instrument by their respective duly authorized officers.

LENDER:

BANK OF AMERICA, N.A.

By:	/s/ Cynthia G. Stannard
Name:	Cynthia G. Stannard
Title:	Sr. Vice President

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BORROWERS:

REVOLUTION LIGHTING TECHNOLOGIES, INC.

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	Chief Financial Officer

LUMIFICIENT CORPORATION

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	President, Secretary and Treasurer

LIGHTING INTEGRATION TECHNOLOGIES, LLC

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	President

SEESMART TECHNOLOGIES, LLC

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	President

RELUME TECHNOLOGIES, INC.

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	President, Secretary and Treasurer

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TRI-STATE LED DE, LLC

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	President

VALUE LIGHTING, LLC

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	President

ALL AROUND LIGHTING, L.L.C.

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	President

ENERGY SOURCE, LLC

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	Secretary and Treasurer

REVOLUTION LIGHTING – E-LIGHTING, INC.

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	President, Treasurer and Secretary

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SEESMART, INC.

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	President and Secretary

TNT ENERGY, LLC

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	Manager

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GUARANTORS:

SENTINEL SYSTEM, LLC

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	President, Secretary and Treasurer

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GUARANTORS:

VALUE LIGHTING OF HOUSTON, LLC

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	President:

BREAK ONE NINE, INC.

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	President

REVOLUTION LIGHTING TECHNOLOGIES – ENERGY SOURCE, INC.

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	Secretary and Treasurer

REVOLUTION LIGHTING TECHNOLOGIES – TNT ENERGY, LLC

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	Manager

EXHIBIT A

Schedule III to Pledge Agreement

(see attached)

Schedule III

Equity Interests

None of the Issuers has any authorized, issued or outstanding shares of its Equity Interest or other Equity Interests of any class or any commitments to issue any shares of its capital stock or other Equity Interests of any class or any securities convertible into or exchangeable for any shares of its Equity Interests of any class except as otherwise stated in this Schedule III.

Name of Loan Party	Jurisdiction of Loan Party	Number and Class of Authorized Shares/Units of Loan Party	Number and Class of Issued Shares/Units of Loan Party (as of the Closing Date)	Holder of Shares/Units of Loan Party
Lumificient Corporation	Minnesota	1,248,440 shares of common stock	1,248,440 shares of common stock	Revolution Lighting Technologies, Inc.

Lighting Integration Technologies, LLC	Delaware	100% membership interests	100% membership interests	Revolution Lighting Technologies, Inc.

Seesmart Technologies, LLC	Delaware	100% membership interests	100% membership interests	Revolution Lighting Technologies, Inc.

Seesmart, Inc.	Delaware	1,000 shares of common stock	870 shares of common stock	Seesmart Technologies, LLC

Relume Technologies, Inc.	Delaware	1,000 shares of common stock	895 shares of common stock	Revolution Lighting Technologies, Inc.

Sentinel System, LLC	Michigan	100 units	100 units	Relume Technologies, Inc.

Tri-State LED DE, LLC	Delaware	1,000 units	1,000 units	Revolution Lighting Technologies, Inc.

Value Lighting, LLC	Delaware	100% membership interests	100% membership interests	Revolution Lighting Technologies, Inc.

Value Lighting of Houston, LLC	Texas	100% membership interests	100% membership interests	Value Lighting, LLC

Break One Nine, Inc.	Texas	1,000,000 shares	556 shares	Revolution Lighting Technologies, Inc.

All Around Lighting, L.L.C.	Texas	1 unit	1 unit	Break One Nine, Inc.

Revolution Lighting Technologies – Energy Source, Inc.	Delaware	1,000 shares of common stock	1,000 shares of common stock	Revolution Lighting Technologies, Inc.

Name of Loan Party	Jurisdiction of Loan Party	Number and Class of Authorized Shares/Units of Loan Party	Number and Class of Issued Shares/Units of Loan Party (as of the Closing Date)	Holder of Shares/Units of Loan Party
Energy Source, LLC	Rhode Island	100 units	100 units	Revolution Lighting Technologies – Energy Source, Inc.

Revolution Lighting – E- Lighting, Inc.	Delaware	1,000 shares of common stock	1,000 shares of common stock	Revolution Lighting Technologies, Inc.

Revolution Lighting Technologies – TNT Energy, LLC	Delaware	100% membership interests	100% membership interests	Revolution Lighting Technologies, Inc.

TNT Energy, LLC	Massachusetts	100% membership interests	100% membership interests	Revolution Lighting Technologies – TNT Energy, LLC